Exhibit 10.2

EXECUTION VERSION

SHARE PURCHASE AGREEMENT

This Share Purchase Agreement (“Agreement”) is made as of October 13, 2013 (the “Effective Date”), by and among Aratana Therapeutics, Inc., a Delaware corporation (the “Company”), and each of those persons and entities listed as a Purchaser on the Schedule of Purchasers attached as Exhibit A hereto (the “Schedule of Purchasers”). Such persons and entities are hereinafter collectively referred to as “Purchasers” and each individually as a “Purchaser”.

AGREEMENT

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and each Purchaser hereby agree as follows:

SECTION 1. AUTHORIZATION OF SALE OF SECURITIES.

The Company has authorized the sale and issuance of 1,234,375 shares of its Common Stock, par value $0.001 per share (the “Common Stock”), on the terms and subject to the conditions set forth in this Agreement. The shares of Common Stock sold hereunder at the Closing (as defined below) shall be referred to as the “Shares”.

SECTION 2. AGREEMENT TO SELL AND PURCHASE THE SECURITIES.

2.1 Sale of Shares. At the Closing (as defined in Section 3), the Company will sell to each Purchaser, and each Purchaser will purchase from the Company, the number of Shares set forth opposite such Purchaser’s name on the Schedule of Purchasers at a purchase price of $16.00 per Share.

2.2 Separate Agreement. Each Purchaser shall severally, and not jointly, be liable for only the purchase of the Shares that appear on the Schedule of Purchasers that relate to such Purchaser. The Company’s agreement with each of the Purchasers is a separate agreement, and the sale of Shares to each of the Purchasers is a separate sale. The obligations of each Purchaser hereunder are expressly not conditioned on the purchase by any or all of the other Purchasers of the Shares such other Purchasers have agreed to purchase.

SECTION 3. CLOSING AND DELIVERY.

3.1 Closing. The closing of the purchase and sale of the Shares (which Shares are set forth in the Schedule of Purchasers) pursuant to this Agreement (the “Closing”) shall be held on October 17, 2013 at the offices of Latham & Watkins LLP, John Hancock Tower, 20th Floor, 200 Clarendon Street, Boston, Massachusetts 02116, or on such other date and place as may be agreed to by the Company and the Purchasers. At or prior to the Closing, the Company and each Purchaser shall execute any related agreements or other documents required to be executed hereunder, dated as of the date of the Closing (the “Closing Date”).

3.2 Issuance of the Shares at the Closing. On or prior to the Closing, (i) the Company shall issue to each Purchaser a stock certificate registered in the name of such

Purchaser, or in such nominee name(s) as designated by such Purchaser, free and clear of all restrictive and other legends (except as provided in Section 5.3 hereof) representing the number of Shares to be purchased by such Purchaser at the Closing as set forth in Schedule of Purchasers and (ii) upon confirmation that the stock certificate representing the number of Shares to be purchased by a Purchaser at the Closing as set forth in Schedule of Purchasers has been received by such Purchaser or such Purchaser’s custodian, such Purchaser shall pay the purchase price to the Company for the Shares to be issued and sold to such Purchaser at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions. The name(s) in which the stock certificates are to be issued to each Purchaser will be provided to the Company by each Purchaser in substance substantially similar to the Stock Certificate Questionnaire and the information requested of each Purchaser on the Registration Statement Questionnaire will be provided to the Company by each Purchaser in substance substantially similar to the Registration Statement Questionnaire, both attached hereto as Exhibits B and C (the “Stock Certificate Questionnaire” and the “Registration Statement Questionnaire,” respectively), and shall be provided to the Company no later than the Closing Date.

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

Except as otherwise expressly described in the Company’s filings with the Securities and Exchange Commission (the “Commission”) available on EDGAR to the public since June 27, 2013 (the “Commission Documents”), or in the Company’s press releases, as posted on the website of the Company in the Investor Relations – News Releases section, since June 27, 2013 (the “Press Releases,” and together with the Commission Documents, the “Company Information”), which qualify the following representations and warranties in their entirety, the Company hereby represents and warrants to, and covenants with, each Purchaser, as follows:

4.1 Organization and Standing; Subsidiaries. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted, and to enter into and perform its obligations under this Agreement and the other documents delivered by the Company pursuant hereto; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the assets, liabilities, properties, condition, financial or otherwise, in the results of operations or business of the Company, or materially impair the Company’s ability to perform its obligations under this Agreement (a “Company Material Adverse Effect”). The Company has no subsidiaries which have incurred any material liabilities.

4.2 Corporate Power; Authorization. The Company has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and the other documents delivered by the Company pursuant hereto and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery by the Company of this Agreement and the other documents delivered by the Company pursuant hereto and the consummation and performance by it of the transactions contemplated hereunder and thereunder have been duly authorized by all necessary corporate action on the part of the Company, and no further consent or action is required by the Company, its Board of Directors or its stockholders. This Agreement and the other documents delivered by the Company pursuant hereto have been duly executed by the Company and, when delivered in accordance with the terms hereof or thereof, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3 No Conflicts or Violations. The execution, delivery and performance by the Company of this Agreement and the other documents delivered by the Company pursuant hereto and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s restated certificate of incorporation or amended and restated bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, or give any rights to receipt of any portion of the proceeds from the sale of the Shares pursuant to, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company is bound or affected except in the case of clauses (ii) and (iii), such as would not, individually or in the aggregate, be reasonably expected to result in a Company Material Adverse Effect.

4.4 Governmental Consents. No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been or will be obtained or made under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, and the rule and regulations promulgated thereunder (the “Exchange Act”), and such as may be required under the securities, or blue sky, laws of any state or foreign jurisdiction in connection with the offer and sale of the Shares by the Company in the manner contemplated herein.

4.5 Issuance and Delivery of the Shares. The Shares have been duly authorized and, when issued and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. Neither the issuance nor delivery of the Shares is subject to preemptive, co-sale or any other similar rights of the stockholders of the Company or any liens or encumbrances (other than any liens or encumbrances created by or imposed by the Purchaser purchasing the applicable Shares pursuant to the terms of this Agreement). Assuming the accuracy of the representations made by each Purchaser in Section 5, the offer and issuance by the Company of the Shares is exempt from registration under the Securities Act.

4.6 Capitalization. All of the Company’s outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive, co-sale or other rights to subscribe for or purchase securities. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. As of October 10, 2013, there were 21,896,180 shares of Common Stock issued and outstanding and zero shares of Preferred Stock issued or outstanding. There are no other shares of any other class or series of capital stock of the Company issued or outstanding. The Company has no capital stock reserved for issuance, except that, as of the Effective Date, 347,782 shares of Common Stock are subject to outstanding stock options and 601,697 shares of Common Stock remain available for future issuance under the Company’s equity incentive plans. Except as stated above, there are no outstanding options, warrants, or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company that have been granted by the Company. The issuance of Common Stock or other securities pursuant to any provision of this Agreement will not give rise to any preemptive rights or rights of first refusal, co-sale rights or any other similar rights on behalf of any person or result in the triggering of any anti-dilution or other similar rights. There are no securities or instruments containing anti-dilution provisions that will be triggered by the issuance of the Shares.

4.7 Commission Documents; Financial Statements. Each document filed with the Commission by the Company complied in all material respects with the Exchange Act. Except as otherwise disclosed in the Commission Documents, since December 31, 2012, (i) there have not been any changes in the assets, liabilities, financial condition or operations of the Company from that reflected in the Company’s audited financial statements for the fiscal year ended December 31, 2012 included in the Company’s Registration Statement on Form S-1 (File No. 333-187372), except changes in the ordinary course of business consistent with past practice that would not be reasonably expected, either individually or in the aggregate, to have a Company Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, which would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, (iii) the Company has not altered its critical accounting policies, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.

4.8 No Proceedings or Investigations. Except as disclosed in the Company Information, there is no proceeding, or, to the Company’s knowledge, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries that would be reasonably expected, individually or in the aggregate, to have a Company Material Adverse Effect.

4.9 NASDAQ Compliance. The Company has not, since June 26, 2013, received notice (written or oral) from the Financial Industry Regulatory Authority or NASDAQ to the

effect that the Company is not in compliance with the listing or maintenance requirements of the NASDAQ Global Market. The Company is in compliance with all such listing and maintenance requirements. The issuance and sale of the Shares under this Agreement does not contravene the rules and regulations of the NASDAQ Global Market, and no approval of the stockholders of the Company thereunder is required for the Company to issue and deliver the Shares to the Purchasers.

4.10 Sarbanes-Oxley Act. Except as set forth in the second sentence of this Section 4.10, the Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), and applicable rules and regulations promulgated by the Commission thereunder. Pursuant to the Jumpstart Our Business Startups Act (the “JOBS Act”), the Company is not required to comply, and therefore does not comply, with Section 404 of the Sarbanes-Oxley Act, until it is no longer classified as an “emerging growth company” under the JOBS Act.

4.11 Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) that are effective in all material respects to ensure that material information relating to the Company, including its subsidiaries, is made known to its chief executive officer and chief financial officer by others within those entities. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of June 30, 2013. The Company presented in its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2013 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of June 30, 2013. Since June 30, 2013, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

4.12 No Integrated or Aggregated Offering. Neither the Company, nor any person acting on its behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of Shares contemplated by this Agreement to be (i) integrated with prior offerings by the Company for purposes of the Securities Act or (ii) aggregated with prior offerings by the Company for the purposes of the rules and regulations of the NASDAQ Global Market.

4.13 Price of Common Stock. The Company has not taken, nor will it take, directly or indirectly, any action designed to stabilize or manipulate the price of the Common Stock or any security of the Company to facilitate the sale or resale of the Shares.

4.14 No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Shares.

4.15 Environmental Laws. The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws, including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties, that would, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

4.16 No Registration Rights. No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement (as such term is defined in Section 8.1(a)(i)).

4.17 Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i) of the Securities Act.

4.18 Investment Company Status. The Company is not, and upon consummation of the sale of the Shares will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended

4.19 Title. The Company has good and marketable title to all personal property owned by it that is material to the business of the Company, free and clear of all liens, encumbrances and defects except as described in the Commission Documents or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and buildings held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company. The Company does not own any real property.

4.20 Intellectual Property.

(a) All patents and patent applications filed by or on behalf of the Company (the “Owned Patents”) are owned or co-owned by the Company free and clear of all liens, encumbrances, except with respect to licenses granted in the ordinary course of business as such licenses and business are described in the Commission Documents, defects or other restrictions, except as would not, singly or in the aggregate, have a Material Adverse Effect; and the Company reasonably believes that the Owned Patents are (or will be upon their issuance) valid and enforceable, except as would not, singly or in the aggregate, have a Material Adverse Effect.

(b) In connection with the Company’s Owned Patents, all known prior art references material to the patentability of the Owned Patents have been disclosed or will be disclosed to the USPTO to the extent required by and in accordance with 37 C.F.R. Section 1.56;

and neither the Company nor, to the Company’s knowledge, any other person has made any material misrepresentations or concealed any information material to the patentability of the Owned Patents from the USPTO in such applications or in connection with the prosecution of such applications, in violation of 37 C.F.R. Section 1.56.

(c) Except as set forth in the Commission Documents, to the Company’s knowledge, the Company owns or possesses rights to use, or can acquire on commercially reasonable terms ownership of or rights to use, all patents, patent applications, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other intellectual property (collectively, “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted, and for the manufacture, use or sale of its presently proposed products, as described in the Commission Documents.

(d) The Company has not received any written notice from a third party that the Company has infringed the Intellectual Property of such third party that, singly or in the aggregate, would be reasonably expected to have a Company Material Adverse Effect.

(e) To the Company’s knowledge, and except as would not be reasonably expected to have a Company Material Adverse Effect, there are no valid and enforceable rights of third parties to such Intellectual Property that are or would be infringed by the business currently conducted by the Company or in the manufacture, use, sale, offer for sale or import of its presently proposed products, as described in the Commission Documents.

(f) Except as set forth in the Commission Documents, the Intellectual Property owned by the Company is not subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, except as would not be reasonably expected to have a Company Material Adverse Effect.

(g) To the Company’s knowledge, there are no ongoing infringements by any third parties of any material Owned Patents in connection with the business currently conducted by the Company or its presently proposed products, as described in the Commission Documents, except as would not be reasonably expected to have a Company Material Adverse Effect.

4.21 Regulatory Compliance.

(a) The Company holds all necessary consents, authorizations, approvals, orders, certificates, registrations, exemptions, licenses, variances and permits (“Permits”) of and from, and has made all required declarations and filings with, and complied with all formal recommendations of, all federal, state, local and other governmental authorities, including, without limitation, the U.S. Food and Drug Administration (“FDA”) and comparable foreign regulatory agencies, and all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Commission Documents, except as disclosed in the Commission Documents, and except to the extent that the failure to hold such permits, or to make such declarations or filings, or to comply with such recommendations would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. All Permits are in full force and effect. The Company has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, suspension, cancellation, revocation, or material adverse modification thereof or results in any other impairment of the rights of the holder of any Permit, except as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. The Company has not received any notice of any pending or threatened claims, suit, proceeding, hearing, enforcement, audit, investigation, arbitration, or other action from any governmental entity relating to the suspension, cancellation, revocation or material adverse modification of any Permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably expected to have a Company Material Adverse Effect, except as described in the Commission Documents.

(b) None of the FDA or other governmental entity, including any applicable foreign regulatory agency, has recommended, commenced, or, to the knowledge of the Company, threatened to initiate, any action to terminate, delay or suspend any proposed or ongoing clinical investigations conducted or proposed to be conducted by or on behalf of the Company.

(c) To the best of the Company’s knowledge, all the operations of the Company and all the manufacturing facilities and operations of the Company’s suppliers of products and product candidates and the components thereof manufactured in or imported into the United States are in compliance with applicable laws, rules, regulations and standards administered or enforced by the FDA and any other governmental entity, and all the operations of the Company and all the manufacturing facilities and operations of the Company’s suppliers of products and product candidates manufactured outside, or exported from, the United States are in compliance with applicable foreign regulatory requirements and standards, except to the extent that the failure to be in compliance with such laws, rules, regulations and standards would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

(d) Except as described in the Commission Documents, the preclinical studies and clinical trials, including target animal studies, conducted by or on behalf of the Company are being or have been conducted in accordance in all material respects with all applicable rules, regulations and policies of the FDA and any other governmental entity, including the current Good Clinical Practices and Good Laboratory Practices, and all applicable foreign regulatory requirements and standards.

(e) The Company has operated its business and currently is in compliance in all material respects with all applicable rules, regulations and policies of the FDA or any other governmental entity, including any applicable foreign regulatory organization. Since January 1, 2010, the Company has not had any product or manufacturing site subject to a governmental entity (including FDA) shutdown or import or export prohibition, nor received any FDA Form 483 or other governmental entity notice of inspectional observations, “warning letters,” “untitled letters,” other requests or requirements from any governmental entity to make changes to the Company’s products that if not complied with would reasonably be expected to result in a material liability to the Company, or similar notice from the FDA or other governmental entity alleging or asserting noncompliance with any applicable laws, Permits, or such requests or requirements of a governmental entity. To the Knowledge of the Company, neither the FDA nor any other governmental entity is considering any such action.

(f) Since January 1, 2010, the Company has not had any recalls, field notifications, field corrections, market withdrawals or replacements, warnings, “dear doctor” letters, investigator notices, safety alerts or other notice of action relating to an alleged lack of safety, efficacy, or regulatory compliance of the Company’s products.

SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS.

5.1 Each Purchaser, severally and not jointly, represents and warrants to and covenants with the Company that:

(a) Such Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Shares contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information such Purchaser deems relevant (including the Commission Documents) in making an informed decision to purchase the Shares.

(b) Such Purchaser is acquiring the Shares pursuant to this Agreement for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares.

(c) Such Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act or a Qualified Institutional Buyer within the meaning of Rule 144A promulgated under the Securities Act.

(d) (i) Such Purchaser is an entity duly organized and validly existing in good standing (to the extent such concepts are applicable) under the laws of its jurisdiction of organization, (ii) such Purchaser has full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (iii) this Agreement constitutes a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(e) Such Purchaser is not a broker or dealer registered pursuant to Section 15 of the Exchange Act and is not affiliated with a registered broker dealer. Such Purchaser is not party to any agreement for distribution of any of the Shares.

(f) Such Purchaser shall have delivered to the Company at no later than the Closing Date, (i) the name(s) in which the stock certificate is to be issued to such Purchaser in substance substantially similar to the Stock Certificate Questionnaire and (ii) the Registration Statement Questionnaire for use in preparation of the Registration Statement (in a substance substantially similar to Exhibit C), and such information is true and correct in all material respects as of the Effective Date and will be true and correct in all material respects as of the Closing Date and the effective date of the Registration Statement; provided that such Purchaser shall be entitled to update such information by providing notice thereof to the Company at least two days before the effective date of such Registration Statement.

(g) Such Purchaser (including any person controlling, controlled by, or under common control with such Purchaser, as the term “control” is defined pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and its implementing regulations (the “HSR Act”)) does not, and upon the consummation of the transactions contemplated by this Agreement will not, hold voting securities of the Company exceeding an aggregate fair market value as of the Closing Date of seventy million nine hundred thousand dollars ($70,900,000), calculated pursuant to the HSR Act.

5.2 Each Purchaser, severally and not jointly, understands that nothing in this Agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

5.3 Legends. Each Purchaser, severally and not jointly, understands that the Shares may bear one or more legends in substantially the following form and substance:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

In addition, stock certificates representing the Shares may contain any legend required by the blue sky laws of any state to the extent such laws are applicable to the sale of such Shares hereunder.

5.4 Restricted Securities. Purchaser understands that the Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

5.5 Pending Acquisition and Resale Registration. Purchaser understands that the Company intends to enter into an Agreement and Plan of Merger (the “Merger Agreement”) on or about the date hereof with respect to the acquisition of Vet Therapeutics, Inc., a Delaware corporation, pursuant to which Vet Therapeutics, Inc. become a wholly owned subsidiary of the Company (the “Merger”). Purchaser also understands that, pursuant to the terms of the Merger Agreement, the Company shall be obligated to register for resale the shares of Common Stock to be issued in connection with the completion of the Merger (the “Merger Shares”). Purchaser acknowledges and agrees that the Company may include the Merger Shares and additional shares of Common Stock held by other shareholders of the Company in the Registration Statement (as defined below).

SECTION 6. CONDITIONS TO COMPANY’S OBLIGATIONS AT THE CLOSING.

The Company’s obligation to complete the sale and issuance of the Shares and deliver Shares to each Purchaser, individually, as set forth in the Schedule of Purchasers at the Closing shall be subject to the following conditions to the extent not waived by the Company:

6.1 Receipt of Payment. Subject to confirmation of receipt of the stock certificates as set forth in Section 3.2 above, the Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the number of Shares being purchased by each Purchaser at the Closing as set forth in the Schedule of Purchasers.

6.2 Representations and Warranties. The representations and warranties made by each Purchaser in Section 5 hereof shall be true and correct in all material respects as of, and as if made on, the date of this Agreement and as of the Closing Date.

6.3 Receipt of Executed Documents. Each Purchaser shall have executed and delivered to the Company (i) the name(s) in which the stock certificate is to be issued to each Purchaser in substance substantially similar to the Stock Certificate Questionnaire, (ii) the Registration Statement Questionnaire (in substance substantially similar to that set forth in Exhibit C) and (iii) a Lock-Up Agreement in the form attached hereto as Exhibit D hereto.

6.4 NASDAQ Approval. The Shares shall have been approved for listing on the NASDAQ Global Market, subject to official notice of issuance

6.5 Securities Laws Disclosure; Publicity. On or before 9:00 a.m., New York City time, on the business day immediately following the date hereof, the Company shall issue a press release (the “Press Release”) reasonably acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby, or alternatively, the Company will file a Current Report on Form 8-K with the Commission describing the terms of this Agreement (and including this Agreement as an exhibit to such Current Report on Form 8-K). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any press release, without the prior written consent of such Purchaser. From and after the issuance of the Press Release or such Form 8-K, no Purchaser shall be in possession of any material, non-public information received from the Company or any of its officers, directors, employees or agents, that is not disclosed in the Press Release.

SECTION 7. CONDITIONS TO PURCHASERS’ OBLIGATIONS AT THE CLOSING.

Each Purchaser’s obligation to accept delivery of the Shares being purchased by such Purchaser at the Closing as set forth in the Schedule of Purchasers and to pay for such Shares shall be subject to the following conditions to the extent not waived by such Purchaser:

7.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, material adverse effect, or words of like effect, in which case such representations and warranties shall be true in all respects) as of, and as if made on, the date of this Agreement and as of the Closing Date.

7.2 Legal Opinion. The Purchasers shall have received an opinion of Latham & Watkins LLP, special counsel to the Company, in a customary form reasonably acceptable to the Purchasers.

7.3 Certificates. Each Purchaser shall have received:

(a) A certificate signed by the Company’s Chief Executive Officer to the effect that the representations and warranties of the Company in Section 4 hereof are true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, material adverse effect, or words of like effect, in which case such representations and warranties shall be true in all respects) as of, and as if made on, the date of this Agreement and as of the Closing Date and that the Company has satisfied in all material respects all of the conditions set forth in this Section 7.

(b) A certificate signed by the Secretary of the Company to which is attached a true, complete and correct copy of each of the restated certificate of incorporation of the Company, the amended and restated bylaws of the Company and certain resolutions of the Board of Directors of the Company, to the effect that (i) no document with respect to any amendment to the certificate of incorporation of the Company has been filed in the office of the Secretary of State of the State of Delaware since July 2, 2013, and no action has been taken or, to the best knowledge of the Secretary of the Company, is contemplated by the Board of Directors or the stockholders of the Company, for the purpose of effecting any such amendment or the dissolution, merger or consolidation of the Company, (ii) no proposal for any amendment, repeal or other modification to the amended and restated bylaws of the Company has been taken or is currently pending before the Board of Directors or stockholders of the Company and (iii) the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have not been altered, amended or superseded and remain in full force and effect as of the date hereof.

7.4 Good Standing. The Company shall be validly existing as a corporation in good standing under the laws of Delaware as of the Effective Date and the Closing Date.

7.5 NASDAQ Approval. The Shares shall have been approved for listing on the NASDAQ Global Market, subject to official notice of issuance.

7.6 Material Adverse Effect. No Company Material Adverse Effect shall have occurred since the date of this Agreement or be reasonably expected to occur.

SECTION 8. REGISTRATION OF THE SECURITIES; COMPLIANCE WITH THE SECURITIES ACT.

8.1 Registration Procedures and Expenses.

(a) Except during a Suspension, the Company will, subject to receipt of necessary information from the Purchasers:

(i) as soon as practicable, but in any event no later than 5:30 p.m., Eastern Time, on the 90th day after the Closing Date, to prepare and file with the Commission a registration statement on Form S-1 or other applicable form available to the Company (the “Registration Statement”) covering the resale by each Purchaser of the Shares purchased by each Purchaser hereunder that has complied with Section 8.5 (the “Registrable Securities”).

(ii) cause (A) the Registration Statement, as may be amended from time to time, to become effective under the Securities Act as soon as practicable after the Registration Statement is filed by the Company, but in any event no later than 5:30 p.m., Eastern Time, on the 90th day after the Closing Date, or if the Registration Statement is reviewed by the Commission, on the 120th day after the Closing Date (its “Required Effective Date”);

(iii) cause any prospectus used in connection with the Registration Statement (a “Prospectus”) to be filed with the Commission pursuant to Rule 424(b) under the Securities Act as soon as practicable but in any event no later than 9:00 a.m., Eastern Time, on the next day that is not a weekend or holiday and the NASDAQ Global Market is not closed (“Trading Day”) following the date the Registration Statement is declared effective by the Commission;

(iv) promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and any Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective until the earliest of (1) such time as all Registrable Securities have been sold pursuant to such Registration Statement and (2) the first anniversary of the Closing Date;

(v) so long as the Registration Statement is effective covering the resale of Registrable Securities owned by the Purchasers, furnish to each Purchaser with respect to the Registrable Securities registered under such Registration Statement such reasonable number of copies of Prospectuses and such other documents as such Purchaser may reasonably request in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by such Purchaser;

(vi) bear all expenses in connection with the procedures in paragraphs (i) through (v) of this Section 8.1(a) and the registration of the Registrable Securities pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchasers or brokerage fees and commissions incurred by the Purchasers; and

(vii) use commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of the Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Purchaser of the issuance of such order and the resolution thereof.

(b) The Company shall be permitted to suspend or delay for one or more periods (each such period, a “Suspension”) the actions required under Sections 8.1(a) and the use of a Prospectus forming a part of a Registration Statement in the event that (i) the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that the Company desires to keep confidential for business reasons, if the Company determines in good faith that the public disclosure requirements imposed on the Company under the Securities Act in connection with the Registration Statement would require disclosure of such activity, transaction, preparations or negotiations, (ii) any financial statements or other information required to be included or incorporated by reference in the Registration Statement are not available, or (iii) the Company has timely filed a post-effective amendment to the Registration Statement to satisfy its undertakings under Item 512 of Regulation S-K promulgated under the Securities Act or to include any prospectus required by Section 10(a)(3) of the Securities Act and such amendment shall have not yet been declared effective by the Commission. The Company agrees to file such amendment, supplement or report or otherwise disclose such additional information as soon as practicable following such notice of such Suspension. Notwithstanding the foregoing, the Company agrees that no Suspension shall be for a period of longer than 45 days and no Suspension or Suspensions shall be for an aggregate in any 365-day period of longer than 90 days; provided that any Suspension of up to 20 days pursuant to clause (iii) of this Section 8.1(b) shall not count toward the calculation of such periods.

(c) With a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Commission that may at any time permit the Purchaser to sell Registrable Securities to the public without registration, the Company covenants and agrees to: (A) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (1) such date as all of the Purchasers’ Registrable Securities may be resold without volume or manner of sale limitations pursuant to Rule 144(b) or any other rule of similar effect or (2) such date as all of the Purchasers’ Registrable Securities shall have been resold; (B) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and (C) furnish to the Purchaser upon request, as long as the Purchaser owns any Registrable Securities, (1) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (2) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, if available, except to the extent that such documents are available from the Commission on its EDGAR website, and (3) such other information as may be reasonably requested (including but not limited to, opinion of counsel) in order to avail the Purchaser of any rule or regulation of the Commission that permits the selling of any such Registrable Securities without registration.

8.2 Delay in Effectiveness of Registration Statement. If the Registration Statement is not declared effective by the Commission on or prior to its Required Effective Date (subject to any extension for a permissible Suspension), then, in addition to any other rights available to the Purchasers, on such Required Effective Date and on each monthly anniversary of each such Required Effective Date (if the Registration Statement shall not have been declared effective by the Commission by such date) until the Registration Statement has been declared effective by the Commission, the Company shall pay to each Purchaser, as liquidated damages and not as a penalty, a cash payment equal to 1.5% of the aggregate purchase price paid by such Purchaser to the Company with respect to the Shares then held by such Purchaser that are Registrable Securities. The liquidated damages pursuant to the terms hereof shall apply on a pro rata basis for any portion of a month prior to the Registration Statement being declared effective by the Commission; provided that the maximum aggregate liquidated damages payable to a Purchaser under this Section 8.2 shall not exceed 10% of the aggregate purchase price paid by such Purchaser to the Company with respect to the Shares then held by such Purchaser that are Registrable Securities. The parties agree that such liquidated damages shall not be the exclusive damages under this Agreement with respect to the Registration Statement not being declared effective by the Commission on or prior to its Required Effective Date. Notwithstanding the foregoing or anything to the contrary contained herein, no liquidated or other damages shall be due to a Purchaser in respect of (A) any limitation on the number of Shares that may be registered imposed by the Commission following the Company’s reasonable best efforts not to have such limitation imposed, or (B) the failure to have any Registration Statement declared effective on the Required Effective Date in the event that such failure results from a breach by such Purchaser of its obligations under this Agreement.

8.3 Maintenance of Effectiveness of Registration Statement; Listing on Permitted Securities Exchange. If at any time after the Registration Statement is declared effective by the Commission, sales cannot be made thereunder due to the failure of the Company to maintain the effectiveness of such Registration Statement (other than during a permissible Suspension), in each case for a period of longer than 10 days, or for an aggregate in any 365-day period of longer than 60 days (each such period, a “Maintenance Period” and the final day of each such period, a “Maintenance Date”), then, in addition to any other rights available to the Purchasers, on each such Maintenance Date and on each successive Maintenance Date, until the Registration Statement has been declared effective by the Commission (if the Registration Statement shall not have been declared effective by the Commission by such date), the Company shall pay to each Purchaser, as liquidated damages and not as a penalty, a cash payment equal to 1.5% of the aggregate purchase price paid by such Purchaser to the Company with respect to the Shares then held by such Purchaser that are Registrable Securities. The liquidated damages pursuant to the terms hereof shall apply on a pro rata basis for any portion of a Maintenance Period prior to the Registration Statement being declared effective by the Commission; provided that the maximum aggregate liquidated damages payable to a Purchaser under this Section 8.3 shall not exceed 10% of the aggregate purchase price paid by such Purchaser to the Company with respect to the Shares then held by such Purchaser that are Registrable Securities. The parties agree that such liquidated damages shall not be the exclusive damages under this Agreement with respect to the failure of the Company to maintain for any Maintenance Period the effectiveness of such Registration Statement (other than during a permissible Suspension). Notwithstanding the foregoing or anything to the contrary contained herein, no liquidated or other damages shall be due to a Purchaser in respect of the failure to maintain the effectiveness of any Registration Statement for any Maintenance Period or the failure of the Common Stock to be listed or included for quotation on a Permitted Securities Exchange for any Maintenance Period in the event that such failure results from a breach by such Purchaser of its obligations under this Agreement.

8.4 Restrictions on Transferability.

(a) Each Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities or Blue Sky laws of any state, except (i) as contemplated in the Registration Statement referred to in Section 8.1 above, (ii) pursuant to the requirements of Rule 144 (in which case such Purchaser will provide the Company with reasonable evidence of such Purchaser’s compliance therewith) or (iii) pursuant to a written opinion of legal counsel reasonably satisfactory to the Company and addressed to the Company to the effect that registration under Section 5 of the Securities Act is not required in connection with the proposed transfer; whereupon the holder of such securities shall be entitled to transfer such securities. Each certificate evidencing the securities transferred as above provided shall bear the appropriate restrictive legends as may be required by Section 5.4.

(b) Each Purchaser hereby covenants that such Purchaser will not sell any Shares pursuant to any Prospectus during a Suspension.

(c) None of the Shares shall be transferable except upon the conditions specified in this Section 8, which are intended to ensure compliance with the provisions of the Securities Act. Each Purchaser will cause any proposed transferee of the Shares held by such Purchaser to agree to take and hold such Shares subject to the provisions and upon the conditions specified in this Section 8 if and to the extent that such Shares continue to be restricted securities in the hands of the transferee. In the case of a partnership distribution by any Purchaser, the foregoing agreement may be evidenced by a unilateral instruction letter or similar notice provided by the Purchaser to each transferee referencing this Agreement and informing the transferee that, by accepting the distribution of the Shares, the transferee will be subject to the provisions and conditions specified in this Section 8 if and to the extent that such Shares continue to be restricted securities in the hands of the transferee.

(d) Subject to Section 10 hereof, each Purchaser covenants that such Purchaser will sell or transfer any Shares in accordance with the applicable Registration

Statement (to the extent such Purchaser is not relying on clauses (ii) or (iii) of Section 8.4(a) hereof), the Securities Act, applicable state securities laws and, to the extent the exemption from prospectus delivery requirements in Rule 172 under the Securities Act is not available, the requirement of delivering a current prospectus in connection with any proposed transfer or sale of the Shares; provided, however, notwithstanding anything to the contrary herein, in no event shall the Purchaser be liable for any violation of such laws, rules or regulations to the extent such violation results from a breach by the Company of any representation, warranty or covenant of the Company in this Agreement or any document delivered hereunder or thereunder or the failure by such Purchaser is directly caused by the Company’s failure to provide written notice of a Suspension to such Purchaser.

8.5 Furnish Information. It shall be a condition to the Company’s obligations to take any action under this Agreement with respect to the registration of a Purchaser’s Registrable Securities that such Purchaser shall promptly furnish to the Company, upon request, such reasonable and customary information regarding itself, such Purchaser’s Registrable Securities, and the intended method of disposition of such Registrable Securities. In connection therewith, each Purchaser shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects when made.

SECTION 9. NOTICES.

All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile or electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

(a)	if to the Company, to:

Aratana Therapeutics, Inc.

1901 Olathe Boulevard

Kansas City, Kansas 66103

Attention: Chief Executive Officer

E-Mail: sstpeter@aratana.com

with a copy to (which shall not constitute notice):

Latham & Watkins LLP

John Hancock Tower, 20th Floor

200 Clarendon Street

Boston, Massachusetts 02116

Attn: Peter N. Handrinos

Fax: (617) 948-6060

Email: peter.handrinos@lw.com

or to such other person at such other place as the Company shall designate to the Purchasers in writing; and

(b) if to a Purchaser, at the address as set forth on such Purchaser’s signature page to this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 10. INDEMNIFICATION AND CONTRIBUTION

10.1 For purposes of this Section 10 only:

(a) the term “Purchaser” shall include the Purchaser and any affiliate (as such term is defined pursuant to Rule 12b-2 promulgated under the Exchange Act) of such Purchaser;

(b) the term “Prospectus” shall mean the prospectus and any amendment or supplement thereto in the form first filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act or, if no Rule 424(b) filing is required, filed as part of the Registration Statement at the time of effectiveness, as supplemented or amended from time to time; and

(c) the term “Registration Statement” shall include any final prospectus, exhibit, supplement or amendment included in or relating to a Registration Statement.

10.2 The Company agrees to indemnify and hold harmless each of the Purchasers and each person, if any, who controls each Purchaser within the meaning of the Securities Act against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse each Purchaser and each person, if any, who controls each Purchaser within the meaning of the Securities Act for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or any person, if any, who controls such Purchaser within the meaning of the Securities Act in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable to such Purchaser in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or Prospectus in reliance upon (and prior to the furnishing by the Purchaser of corrective information to the Company) and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein; (ii) the failure of such Purchaser to comply with the covenants and agreements contained herein unless such failure by such Purchaser results from a breach by the Company of any representation, warranty or covenant of the Company in this Agreement or any other document delivered hereunder or thereunder or is caused by the Company’s failure to provide written notice of a Suspension to such Purchaser; or (iii) the inaccuracy of any representations made by such Purchaser herein.

10.3 Each Purchaser shall severally, and not jointly, indemnify and hold harmless the other Purchasers and the Company, each of its directors, each of its officers who signed a Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed a Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in a Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed a Registration Statement or controlling persons for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by the Company, each of its directors, each of its officers who signed a Registration Statement or controlling persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. No Purchaser shall be liable for the indemnification obligations of any other Purchaser.

10.4 Promptly after receipt by an indemnified party under this Section 10 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 10, promptly notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder or otherwise to the extent it is not prejudiced in any material respect as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. No indemnifying party, in the defense of any claim covered by this Section 10, shall, except with the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release of the indemnified party and the indemnifying party from all liability in respect to such claim. An indemnified party shall not consent to entry of any judgment or enter into any settlement without the prior written consent of the indemnifying party.

10.5 If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under Section 10.2 or 10.3 above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and each Purchaser on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or each Purchaser on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 10.5 were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 10.5. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this Section 10.5(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers’ obligations in this subsection to contribute are several in proportion to their sales of Securities to which such loss relates and not joint.

10.6 Notwithstanding the foregoing or anything to the contrary contained herein, no Purchaser will be liable for any losses, claims, damages, liabilities or expenses (or actions in respect thereof) in excess of the net amount received by such Purchaser from the sale of the Securities.

SECTION 11. MISCELLANEOUS.

11.1 Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and each Purchaser.

11.2 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

11.3 Severability. In case any provision contained in this Agreement should be deemed invalid, illegal or unenforceable by a court of competent jurisdiction in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby and any such invalid, illegal or unenforceable provision of this Agreement shall be replaced with a valid, legal and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the invalid, illegal or unenforceable provision.

11.4 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any principles of conflict of laws that would result in the application of any law other than the laws of the State of New York.

11.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

11.6 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

11.7 Entire Agreement. This Agreement and other documents delivered pursuant hereto, including the exhibits, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

11.8 Expenses. Each party hereto shall pay all costs and expenses incurred by it in connection with the execution and delivery of this Agreement, and all the transactions contemplated thereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

ARATANA THERAPEUTICS, INC.

By:	/s/ Steven St. Peter
Steven St. Peter
President and Chief Executive Officer

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

ADAGE CAPITAL PARTNERS, LP

By:	/s/ Dan Lehan
Name: Dan Lehan
Title: Chief Operating Officer

Address:	200 Clarendon St., 52nd Floor
Boston, MA 02116

Telephone: 617-867-2855

Telecopier: 617-867-2801

e-mail: djl@adagecapital.com

Shares to be Purchased	Price Per Share in Dollars	Aggregate Price
375,000	$16	$6,000,000

SIGNATURE PAGE TO

SHARE PURCHASE AGREEMENT

PURCHASER:

FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR HEALTH CARE FUND

By:	/s/ Adrien Deberghes
Name: Adrian Deberghes
Title: Deputy Treasurer

Address:	M. Gardiner & Co
c/o JPMorgan Chase Bank, N.A.
P.O. Box 35308
Newark, NJ 07101-8006

Telephone:

Telecopier:

e-mail: Fidelity.crcs@jpmorgan.com

Shares to be Purchased	Price Per Share in Dollars	Aggregate Price
113,365	$16	$1,813,840

SIGNATURE PAGE TO

SHARE PURCHASE AGREEMENT

PURCHASER:

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY HEALTH CARE CENTRAL FUND

By:	/s/ Adrien Deberghes
Name: Adrian Deberghes
Title: Deputy Treasurer

Address:	M. Gardiner & Co
c/o JPMorgan Chase Bank, N.A.
P.O. Box 35308
Newark, NJ 07101-8006

Telephone:

Telecopier:

e-mail: Fidelity.crcs@jpmorgan.com

Shares to be Purchased	Price Per Share in Dollars	Aggregate Price
196,710	$16	$3,147,360

SIGNATURE PAGE TO

SHARE PURCHASE AGREEMENT

PURCHASER:

HUTCHIN HILL CAPITAL PRIMARY FUND, LTD.

By:	/s/ Gregory N. Racz
Name: Gregory N. Racz
Title: President

Address:	c/o Hutchin Hill Capital, LP
142 W. 57th Street, 15th Floor
New York, NY 10019

Telephone: 212-757-2212

Telecopier: 212-757-9298

e-mail: greg.racz@hutchinhill.com

Shares to be Purchased	Price Per Share in Dollars	Aggregate Price
62,500	$16	$1,000,000

SIGNATURE PAGE TO

SHARE PURCHASE AGREEMENT

PURCHASER:

JENNISON GLOBAL HEALTHCARE MASTER FUND, LTD.

By: Jennison Associates LLC
Its: Investment Manager to Jennison Global Healthcare Master Fund, Ltd.

By:	/s/ David Chan
Name: David Chan
Title: Managing Director

Address:	c/o Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Telephone: 212-833-0476

Telecopier: 212-986-6138

e-mail: dchan@jennison.com

Shares to be Purchased	Price Per Share in Dollars	Aggregate Price
188,408	$16	$3,014,528.00

SIGNATURE PAGE TO

SHARE PURCHASE AGREEMENT

PURCHASER:

JENOP GLOBAL HEALTHCARE FUND LIMITED

By: Jennison Associates LLC
Its: Investment Adviser to Jenop Global Healthcare Fund Limited

By:	/s/ David Chan
Name: David Chan
Title: Managing Director

Address:	c/o Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Telephone: 212-833-0476

Telecopier: 212-986-6138

e-mail: dchan@jennison.com

Shares to be Purchased	Price Per Share in Dollars	Aggregate Price
61,592	$16	$985,472.00

SIGNATURE PAGE TO

SHARE PURCHASE AGREEMENT

PURCHASER:

SIO PARTNERS, LP

By:	/s/ Albert Vigneau
Name: Albert Vigneau
Title: Chief Financial Officer

Address:	535 Fifth Avenue, Suite 910
New York, NY 10017

Telephone: 212-601-9786

Telecopier: 212-257-7046

e-mail: albert.vigneau@siocapital.com

Shares to be Purchased	Price Per Share in Dollars	Aggregate Price
103,967	$16	$1,663,472

SIGNATURE PAGE TO

SHARE PURCHASE AGREEMENT

PURCHASER:

SIO PARTNERS OFFSHORE, LTD.

By:	/s/ Albert Vigneau
Name: Albert Vigneau
Title: Chief Financial Officer

Address:	535 Fifth Avenue, Suite 910
New York, NY 10017

Telephone: 212-601-9786

Telecopier: 212-257-7046

e-mail: albert.vigneau@siocapital.com

Shares to be Purchased	Price Per Share in Dollars	Aggregate Price
49,792	$16	$796,672

SIGNATURE PAGE TO

SHARE PURCHASE AGREEMENT

PURCHASER:

SIO PARTNERS QP, LP

By:	/s/ Albert Vigneau
Name: Albert Vigneau
Title: Chief Financial Officer

Address:	535 Fifth Avenue, Suite 910
New York, NY 10017

Telephone: 212-601-9786

Telecopier: 212-257-7046

e-mail: albert.vigneau@siocapital.com

Shares to be Purchased	Price Per Share in Dollars	Aggregate Price
18,116	$16	$289,856

SIGNATURE PAGE TO

SHARE PURCHASE AGREEMENT

PURCHASER:

VARIABLE INSURANCE PRODUCTS FUND IV: HEALTH CARE PORTFOLIO

By:	/s/ Adrien Deberghes
Name: Adrian Deberghes
Title: Deputy Treasurer

Address:	M. Gardiner & Co
c/o JP Morgan Chase Bank, N.A.
P.O. Box 35308
Newark, NJ 07101-8006

Telephone:

Telecopier:

e-mail: Fidelity.crcs@jpmorgan.com

Shares to be Purchased	Price Per Share in Dollars	Aggregate Price
64,925	$16	$1,038,800

SIGNATURE PAGE TO

SHARE PURCHASE AGREEMENT

EXHIBIT A

SCHEDULE OF PURCHASERS

Name and Address	Number of Shares	Aggregate Purchase Price of Shares
ADAGE CAPITAL LP 200 Clarendon St., 52nd Floor Boston, MA 02116	375,000	$6,000,000

FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR HEALTH CARE FUND M. Gardiner & Co. c/o JPMorgan Chase Bank, N.A. P.O. 35308 Newark, NJ 07101-8006	113,365	$1,813,840

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY HEALTH CARE CENTRAL FUND M. Gardiner & Co. c/o JPMorgan Chase Bank, N.A. P.O. 35308 Newark, NJ 07101-8006	196,710	$3,147,360

HUTCHIN HILL CAPITAL PRIMARY FUND,LTD. c/o Hutchin Hill Capital, LP 142 W. 57th Street, 15th Floor New York, NY 10019	62,500	$1,000,000

JENNISON GLOBAL HEALTHCARE MASTER FUND, LTD. c/o Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	188,408	$3,014,528

JENOP GLOBAL HEALTHCARE FUND LIMITED c/o Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	61,592	$985,472

SIO PARTNERS, LP 535 Fifth Avenue, Suite 910 New York, NY 10017	103,967	$1,663,472

SIO PARTNERS OFFSHORE, LTD. 535 Fifth Avenue, Suite 910 New York, NY 10017	49,792	$796,672

SIO PARTNERS QP, LP 535 Fifth Avenue, Suite 910 New York, NY 10017	18,116	$289,856

VARIABLE INSURANCE PRODUCTS FUND IV: HEALTH CARE PORTFOLIO M. Gardiner & Co. c/o JPMorgan Chase Bank, N.A. P.O. 35308 Newark, NJ 07101-8006	64,925	$1,038,800

	1,234,375	$19,750,000

EXHIBIT B

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 5 of the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchasers and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	The number of shares that you or your organization will own immediately after the Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

EXHIBIT C

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information:

Plan of Distribution

Attached as Exhibit C-I hereto is a draft of the “Plan of Distribution” section of the Registration Statement. Do you propose to offer or sell any Shares of Common Stock to be registered on the Registration Statement by means other than those described in Exhibit C-I?

☐  Yes            ☐  No

If “yes”, please describe the manner in which you propose to offer or sell such Shares of Common Stock:

Selling Stockholders

Pursuant to the “Selling Stockholder” section of the Registration Statement, please state your or your organization’s name exactly as it should appear in the Registration Statement:

Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

☐  Yes            ☐  No

If yes, please indicate the nature of any such relationships below:

Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; (v) do you own any shares or other securities of any NASD Member not purchased in the open market; or (vi) have you made any outstanding subordinated loans to any NASD Member?

Answer: ☐ Yes ☐ No If “yes” to any of such questions, please identify the question and describe below:

NASD Member. The term “NASD member” means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. (“NASD”). (NASD Manual, By-laws Article I, Definitions)

Control. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

Person Associated with a member of the NASD. The term “person associated with a member of the NASD” means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its by-laws. (NASD Manual, By-laws Article I, Definitions)

Underwriter or a Related Person. The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)

EXHIBIT C-I

FORM OF PLAN OF DISTRIBUTION

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors–in–interest selling shares received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus. The selling stockholders are not obligated to, and there is no assurance that the selling stockholders will, sell all or any of the shares we are registering. The selling stockholders may transfer, devise or gift such shares by other means not described in this prospectus.

In connection with the sale of our shares, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction to the extent required by law).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares against certain liabilities, including liabilities arising under the Securities Act.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The selling stockholders, broker-dealers or agents that participate in the sale of the common stock may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the selling stockholders.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares owned by them and, if they default in the performance of any of their secured obligations, the pledgees or secured parties may offer and sell the shares from time to time under this prospectus as it may be supplemented from time to time, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

To the extent required, the shares to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealers or underwriters, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

The anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement, or (2) the date on which the shares may be sold pursuant to Rule 144 of the Securities Act without volume or manner of sale restrictions.

EXHIBIT D

FORM OF LOCK-UP AGREEMENT

LOCK-UP AGREEMENT

October 13, 2013

Aratana Therapeutics, Inc.

1901 Olathe Boulevard

Kansas City, Kansas 66103

Ladies & Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the Share Purchase Agreement (the “Purchase Agreement”), dated as of October 13, 2013 by and among Aratana Therapeutics, Inc. (the “Company”) and the investors party thereto (the “Investors”), providing for the purchase by the Investor of shares (the “Shares”) of Common Stock, par value $0.001 per share (the “Common Stock”) of the Company (the “Financing”).

In consideration of the execution of the Purchase Agreement by the Investors, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of the Company, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock acquired in the Financing (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”) and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock acquired in the Financing, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, during the period beginning on the date hereof and ending on the date that is 90 days after the date that is the Closing Date, as defined in that certain Agreement and Plan of Merger, dated as of the date hereof, by and among the Company, Jayhawk Acquisition Corporation and Vet Therapeutics, Inc. (such 90-day period, the “Lock-Up Period”).

The foregoing paragraph shall not apply to (1) transfers of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock made as a bona fide gift or gifts, provided that the donee or donees thereof agree in writing to be bound by the terms of this Lock-Up Agreement prior to such transfer, (2) transfers of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock to an immediate family member of the undersigned or to any trust for the direct or indirect benefit of the undersigned or an immediate family member of the undersigned, provided that the transferee agrees in writing to be bound by the terms of this Lock-Up Agreement prior to such transfer, (3) distributions to partners, members, shareholders or affiliates of the undersigned, provided that the undersigned is a limited partnership, limited liability company or corporation and the distributees thereof agree in writing to be bound by the terms of this Lock-Up Letter Agreement prior to such distribution, (4) if multiple funds with the same strategy and managed by a single investment advisor have purchased Shares in the Financing, transfers of Common Stock between such funds for the purpose of redistribution and/or rebalancing, (5) transfers of Common Stock owned by the undersigned prior to the Financing and (6) transfers of Common Stock acquired in open market transactions after the Financing.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Investors will proceed with the Financing in reliance on this Lock-Up Agreement.

The terms of this Lock-Up Letter Agreement shall be construed in accordance with the laws of the State of New York.

[Signature Page Follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

(Name of Stockholder—Please Print)

(Signature)

(Name of Signatory if Stockholder is an entity—Please Print)

(Title of Signatory if Stockholder is an entity—Please Print)